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                                                                                                                 Exhibit 99(ii)

                                                     MERRILL LYNCH & CO., INC.
                                              PRELIMINARY UNAUDITED EARNINGS SUMMARY


                                                               FOR THE YEAR ENDED                                  PERCENT OF
                                          ------------------------------------------------------------------         DOLLAR
(IN THOUSANDS,                                               PERCENT                             PERCENT             CHANGE
 EXCEPT PER SHARE AMOUNTS)                  DEC. 30,            OF              DEC. 31,            OF              INCREASE
                                              1994          REVENUES (A)          1993          REVENUES (A)       (DECREASE)
                                          -----------       --------          -----------        -------            --------
                                           (52 WEEKS)                          (53 WEEKS)
REVENUES:
  COMMISSIONS                            $  2,870,541             16 %       $  2,894,228             17 %                (1)%
  INTEREST AND DIVIDENDS                    9,577,561             52            7,099,155             43                  35
  PRINCIPAL TRANSACTIONS                    2,334,924             13            2,920,439             18                 (20)
  INVESTMENT BANKING                        1,239,465              7            1,831,253             11                 (32)
  ASSET MANAGEMENT AND PORTFOLIO
    SERVICE FEES                            1,739,452              9            1,557,778              9                  12
  OTHER                                       471,148              3              285,324              2                  65
                                          -----------       --------          -----------        -------            --------
  TOTAL REVENUES                           18,233,091            100           16,588,177            100                  10

  INTEREST EXPENSE                          8,608,570             47            6,029,947             36                  43
                                          -----------       --------          -----------        -------            --------

  NET REVENUES                              9,624,521             53           10,558,230             64                  (9)
                                          -----------       --------          -----------        -------            --------

NON-INTEREST EXPENSES:
  COMPENSATION AND BENEFITS                 4,951,839             51            5,255,258             50                  (6)
  OCCUPANCY                                   436,168              5              572,936              5                 (24)
  COMMUNICATIONS AND EQUIPMENT RENTAL         432,214              4              385,809              4                  12
  DEPRECIATION AND AMORTIZATION               325,121              3              308,499              3                   5
  ADVERTISING AND MARKET DEVELOPMENT          374,619              4              376,881              3                  (1)
  PROFESSIONAL FEES                           367,003              4              290,324              3                  26
  BROKERAGE, CLEARING, AND EXCHANGE FEES      337,512              4              280,712              3                  20
  OTHER                                       670,441              7              663,003              6                   1
                                          -----------       --------          -----------        -------            --------

  TOTAL NON-INTEREST EXPENSES               7,894,917             82            8,133,422             77                  (3)
                                          -----------       --------          -----------        -------            --------

EARNINGS BEFORE INCOME TAXES AND
 CUMULATIVE EFFECT OF CHANGE IN
  ACCOUNTING PRINCIPLE                      1,729,604             18            2,424,808             23                 (29)

INCOME TAX EXPENSE                            712,843              7            1,030,449             10                 (31)
                                          -----------       --------          -----------        -------            --------

EARNINGS BEFORE CUMULATIVE EFFECT
 OF CHANGE IN ACCOUNTING PRINCIPLE          1,016,761             11            1,394,359             13                 (27)

CUMULATIVE EFFECT OF CHANGE IN
 ACCOUNTING PRINCIPLE (NET OF
  APPLICABLE INCOME TAXES) (B)                     --             --              (35,420)            --                 N/M
                                          -----------       --------          -----------        -------            --------

NET EARNINGS                              $ 1,016,761             11 %       $  1,358,939             13 %               (25)%
                                           ==========       ========          ===========        =======            ========

PREFERRED STOCK DIVIDENDS                 $    12,711                        $      5,381
                                           ==========                         ===========

NET EARNINGS APPLICABLE TO COMMON
 STOCKHOLDERS                             $ 1,004,050                        $  1,353,558
                                           ==========                         ===========

EARNINGS PER COMMON SHARE (C):
  PRIMARY:
    EARNINGS BEFORE CUMULATIVE EFFECT
     OF CHANGE IN ACCOUNTING PRINCIPLE    $      4.75                        $       6.14
    CUMULATIVE EFFECT OF CHANGE IN
     ACCOUNTING PRINCIPLE (B)                      --                               (0.16)
                                           ----------                         -----------

   NET EARNINGS                           $      4.75                        $       5.98
                                           ==========                         ===========

  FULLY DILUTED:
    EARNINGS BEFORE CUMULATIVE EFFECT
     OF CHANGE IN ACCOUNTING PRINCIPLE    $      4.74                        $       6.11
    CUMULATIVE EFFECT OF CHANGE IN
     ACCOUNTING PRINCIPLE (B)                      --                               (0.16)
                                           ----------                         -----------

    NET EARNINGS                          $      4.74                        $       5.95
                                           ==========                         ===========

AVERAGE SHARES (C):
  PRIMARY                                     211,241                             226,331
                                           ==========                         ===========

  FULLY DILUTED                               211,695                             227,480
                                           ==========                         ===========

 (A) - REVENUES AND INTEREST EXPENSE ARE PRESENTED AS A PERCENTAGE OF TOTAL REVENUES. NON-INTEREST EXPENSES, CUMULATIVE EFFECT OF CHANGE IN ACCOUNTING PRINCIPLE, AND EARNINGS ARE PRESENTED AS A PERCENTAGE OF NET REVENUES.

 (B) - 1993 RESULTS REFLECT THE ADOPTION OF STATEMENT OF FINANCIAL ACCOUNTING STANDARDS NO. 112.

 (C) - ALL SHARE AND PER SHARE AMOUNTS HAVE BEEN RESTATED FOR THE TWO-FOR-ONE COMMON STOCK SPLIT, EFFECTED IN THE FORM OF A 100% STOCK DIVIDEND, PAID ON NOVEMBER 24, 1993.

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